UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

AQUA METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37515	47-1169572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)(Zip Code)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock: Par value $0.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2025, Judd Merrill notified us that he intends to resign as our Chief Financial Officer effective on May 16, 2025, which will be after the filing of our Quarterly Report on Form 10-Q for the period ended March 31, 2025. The Company and Mr. Merrill have also executed a short-term consulting arrangement pursuant to which he will provide us with certain financial and accounting support through August 2025, as we transition to a new Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: May 1, 2024	/s/ Stephen Cotton
Stephen Cotton
Chief Executive Officer